Exhibit 10.2

Loop Media, Inc.

Re: Securities Purchase Agreement, dated as of the date of this Letter Agreement (the “Purchase Agreement”), between Loop Media, Inc., a Nevada corporation (the “Company”), and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”) for the purchase of common shares of the Company, par value $0.0001 per share (“Shares”) and warrants of the Company convertible into Shares (“Warrants”).

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (this “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.3(b)(iv) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, for a period of time that is the lesser of (i) the period beginning on the date hereof and ending on the Officer Lock-up Termination Date ; and (ii) the date that is one year from the date hereof (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”)with respect to, any Shares acquired pursuant to the Purchase Agreement, including any Shares obtained as a result of the exercise of the Warrants, and any Shares received as a result of owning such Shares, or Common Stock Equivalents, including the Warrants, beneficially owned, held or hereafter acquired by the undersigned (the “Securities”), other than transfers: (A) as a bona fide gift or gifts; (B) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; (C) pursuant to a qualified domestic order or in connection with a divorce settlement; (D) by will or intestate succession to the legal representative, heir, beneficiary or immediate family of the undersigned upon the death of the undersigned; or (E) in sales to “accredited investors” within the meaning of the U.S. Securities Act of 1933 in a private placement that is not a sale on the OTC MKT or on any national securities exchange, provided that, (1) in the case of any transfer, distribution or sale pursuant to clauses (A) through (E), it shall be a condition precedent to any such transfer or distribution that prior to any such transfer, each donee, trustee, distributee, transferee, or purchaser, as the case may be, delivers to the Company a signed lock-up agreement, substantially in the form of this Letter Agreement, for the balance of the Restriction Period; (2) in the case of transfers pursuant to clauses (A) through (D), any such transfer shall not involve a disposition for value; (3) in the case of any transfer pursuant to clauses (A) through (C) or Clause (E), such transfers are not required to be reported with the Commission under the Exchange Act; and (4) in the case of any transfer pursuant to clauses (A) through (E), the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers.

As used herein:

(i)	“immediate family” shall mean the spouse, domestic partner, lineal descendant, father, mother, brother, sister, or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin;

(ii)	“Affiliate” means any Person that, directly or indirectly through one of more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended;

(iii)	“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind; and

(iv)	“Common Stock Equivalent” shall be defined as a security, including stock options, warrants, convertible bonds, preferred bonds, preferred stock, two-class common stock and contingent shares, that can be converted into common stock; and

(v)	“Officer Lock-up Termination Date” means the ending date for the period for which officers and directors of the Company are “locked-up” after the closing of any public offering of common stock of the Company in connection with a listing of such common stock on a national securities exchange; provided that the Officer Lock-up Termination Date shall not be a date beyond six (6) months after such closing of any public offering.

Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement. The “Transfer Agent” means ClearTrust, LLC, the current transfer agent of the Company, with a mailing address of 16540 Pointe Village Drive, Suite 2305, Lutz, Florida 33558 and a facsimile number of +1 (813) 338-4549, and any successor transfer agent of the Company.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company to complete the transactions contemplated by the Purchase Agreement and that the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and any Purchaser, that no Purchaser is entitled to cast any votes on any matters contemplated herein or in the Purchase Agreement and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Shares and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

This Letter Agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the termination of the Purchase Agreement prior to payment for and delivery of the securities of the Company sold thereunder.

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Very Truly Yours,

By:
Signature:

Name of Securityholder/Director/Officer (Print exact name)

Date:

By:
Signature:

Name of Securityholder/Director/Officer (Print exact name)

Date: